UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): February 8, 2007

                            Woize International Ltd.
             (Exact name of registrant as specified in its charter)


          Nevada                     333-106144                98-039022
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)            Identification No.)


                   1 Kingsway, London WCB 6FX, United Kingdom
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (949) 609-1966
    ------------------------------------------------------------------------
                 (Former address, if changed since last report)

                                 With Copies To:
                              Richard Friedman Esq.
                            Marcelle S. Balcombe Esq.
                       Sichenzia Ross Friedman Ference LLP
                             1065 Avenue of Americas
                            New York, New York 10018
                     Tel:( 212) 930-9700 Fax:(212) 930-9725




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 8, 2007, Anders Danker submitted a letter of resignation to the Board of Directors of Woize International Ltd (the "Company") and its wholly owned subsidiary Woize Ltd. resigning from the Boards of Directors of the Company and its wholly-owned subsidiary, Woize Ltd.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Woize International Ltd.

                                              By: /s/ Anders Halldin
                                              -----------------------
                                              Anders Halldin
                                              Chief Executive Officer
February 14, 2007